UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

LATAMGROWTH SPAC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2023

LatAmGrowth SPAC

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41246	98-1605340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pedregal 24 8th Floor Molino del Rey Mexico City, Mexico		11000
(Address of principal executive offices)		(Zip Code)

+52 55 9178 9015

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	LATGU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	LATG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 29, 2023, LatAmGrowth SPAC, a Cayman Islands exempt company (“we”, “us”, “our”, or the “Company”), LatAmGrowth Sponsor LLC, a Delaware limited liability company (“Sponsor”), and Chenghe Investment I Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Acquirer”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement” and the transaction contemplated by the Securities Purchase Agreement, the “Transaction”) pursuant to which Sponsor has agreed to sell to Acquirer, and Acquirer has agreed to purchase from Sponsor an aggregate of (i) 2,650,000 Class B ordinary shares, par value $0.0001 per share of the Company and (ii) 7,900,000 warrants to purchase Class A ordinary shares, par value $0.0001 per share of the Company held by Sponsor (collectively, the “Transferred Securities”) for an aggregate purchase price (the “Purchase Price”) of $1.00 plus Acquirer’s agreement to pay Continental Stock Transfer & Trust Company (the “Transfer Agent”) $150,000 (a) in extension payments on the closing date of the Transaction for each extension contribution specified therein ($450,000 in total) and (b) on any other applicable due date in connection with any other extension payments that may become due after the closing date of the Transaction pursuant to, and in accordance with the terms of, that certain Investment Management Trust Agreement, by and between the Company and the Transfer Agent, dated January 24, 2022.

Pursuant to the Securities Purchase Agreement, among other things:

•	Effective on the closing date of the Transaction, the Company’s current officers, namely Gerard Cremoux and Gerardo Mendoza, will resign from the Company and the Company will appoint individuals to be designated by Acquirer; and

•	Effective on the closing date of the Transaction, Gerard Cremoux, Eduardo Cortina, Hector Martinez, Miguel Olea, Michael J. McGuinness, Zain A. Manekia and Carole Philippe will resign from the Company’s board of directors and they will be replaced by individuals to be designated by Acquirer.

The closing of the Transaction is conditioned upon, among other things, (i) continued listing of the Company’s Class A ordinary shares and units on The Nasdaq Stock Market LLC; (ii) evidence that all liabilities or obligations, other than those specified liabilities, have been paid or discharged; (iii) Sponsor’s delivery of a duly executed stock power and any other instrument of transfer necessary to duly convey the Transferred Securities to Acquirer; (iv) the delivery of the resignation of each current directors and officers of the Company to Acquirer; (v) the delivery of the joinder to the Registration Rights Agreement, dated January 24, 2022, by and among the Company, the Sponsor, and other parties named therein, by the Company and Acquirer; (vi) the delivery of the joinder to the Insider Letter, dated January 24, 2022, by and among the Company, the Sponsor, and other parties named therein, by the Company and Acquirer; (vii) the cancellation of the Extraordinary General Meeting (as defined below); (viii) the termination of the engagement letter with EarlyBird Capital, Inc. for de-SPAC financial advisor services; (ix) the transfer of access to and authority over the Company’s bank account(s) to Acquirer.

The Securities Purchase Agreement contains customary representations and warranties of the parties, including, among others, with respect to corporation organization, corporate authority, and compliance with applicable laws. The representations and warranties of each party set forth in the Security Purchase Agreement were made solely for the benefit of the other parties to the Securities Purchase Agreement, and investors are not third-party beneficiaries of the Securities Purchase Agreement. In addition, such representations and warranties (i) were made only as of the date of the Securities Purchase Agreement or such other date as is specified in the Securities Purchase Agreement, and (ii) may have been included in the Securities Purchase Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Securities Purchase Agreement is included in this filing only to provide investors with information regarding the terms of the Securities Purchase Agreement, and not to provide investors with any other factual information regarding any of the parties or their respective businesses.

The foregoing description of the Securities Purchase Agreement is not complete and is qualified in its entirety by reference to the text of such document, which is filed hereto as Exhibit 10.1, and which is incorporated herein by reference.

Item 8.01	Other Events.

On October 4, 2023, the Company, issued a press release announcing that the extraordinary general meeting originally scheduled for September 21, 2023, and previously adjourned to September 28, 2023, and further adjourned to October 5, 2023 (the “Extraordinary General Meeting”) has been cancelled and is permanently adjourned. The Extraordinary General Meeting had been previously called to vote on resolutions:

1.       to permit the Company to liquidate and wind up early by approving, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association to (i) advance the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities from November 27, 2023 to the date after the Extraordinary General Meeting and (ii) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account prior to redeeming the Public Shares in connection with the Extraordinary General Meeting in order to pay dissolution expenses of the Company; and

2.       to approve, as a special resolution, Amendment No. 2 to the Trust Agreement to allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the trust account established by the Trust Agreement prior to redeeming the Public Shares in connection with the Extraordinary General Meeting in order to pay dissolution expenses of the Company.

In connection with the Extraordinary General Meeting, certain shareholders have tendered their public shares to the Transfer Agent for redemption. The Company will instruct the Transfer Agent to return the public shares to the persons who tendered them for redemption.

About LatAmGrowth SPAC

The Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company intends to focus its search on high growth companies in Latin America, including Brazil, as well as businesses in the United States that cater to the Hispanic community: (1) with significant technological advantages, and/or (2) that are well positioned to benefit from the favorable structural and secular trends of the emerging middle class.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits

10.1	Securities Purchase Agreement

99.1	Press Release, dated October 4, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LatAmGrowth SPAC

Date: October 4, 2023	By:	/s/ Gerard Cremoux
	Name:	Gerard Cremoux
	Title:	Chief Executive Officer, Chief Financial Officer and Director

Exhibit 10.1

Execution Version

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into effective as of September 29, 2023 (the “Effective Date”), by and among Chenghe Investment I Limited, an exempted company incorporated with limited liability under the laws of Cayman Islands (the “Acquirer”), LatAmGrowth SPAC, a Cayman islands exempted company (“SPAC”), and LatAmGrowth Sponsor LLC, a Delaware limited liability company (“Sponsor”) (each a “Party” and, collectively, the “Parties”).

WHEREAS, SPAC completed its initial public offering on January 27, 2022 (the “IPO”), and pursuant to its Amended and Restated Memorandum and Articles of Association, as amended on April 13, 2023 (the “Articles”), SPAC has 21 months from the completion of the IPO, or until November 27, 2023, to complete a merger, share reconstruction or amalgamation, asset or share acquisition, exchangeable share transaction, reorganization, contractual control arrangement or other similar type of transaction (a “Business Combination”);

WHEREAS, the Investment Management Trust Agreement (the “Investment Management Trust Agreement”), dated January 24, 2022 (as amended on April 13, 2023), by and between SPAC and Continental Stock Transfer & Trust Company (“Continental”) provides that, among others, SPAC shall deposit into the trust account of $150,000 per month commencing on April 27, 2023 until November 27, 2023 (each such monthly deposit, the “Extension Contribution”);

WHEREAS, SPAC issued a non-interest bearing non-convertible unsecured promissory note to Sponsor for a principal amount of up to $1,050,000 to fund the Extension Contributions, and SPAC has drawn $300,000 under such promissory note to pay the Extension Contributions on April 27, 2023 and May 27, 2023;

WHEREAS, SPAC used $150,000 of working capital to pay the Extension Contribution on June 27, 2023;

WHEREAS, SPAC has not paid the Extension Contributions that were due July 27, 2023, August 27, 2023 or September 27, 2023 (the “Specified Extension Contributions”);

WHEREAS, SPAC has filed with the Securities and Exchange Commission (“SEC”) and mailed to its shareholders a definitive proxy statement seeking shareholder approval to, among other things, amend the Articles to amend the date by which SPAC has to complete a Business Combination from November 27, 2023 to September 28, 2023 (such amendment and related matters, the “Amendment”) and to liquidate and wind up SPAC;

WHEREAS, as of Effective Date, SPAC has not completed or announced a Business Combination;

WHEREAS Sponsor owns (i) 3,250,000 Class B ordinary shares, par value $0.0001 per share, of SPAC (the “Class B Shares”), acquired by Sponsor for an aggregate purchase price of $25,000, or $0.007 per Class B Share, in a private placement prior to the IPO and (ii) 7,900,000 warrants (the “Private Placement Warrants”) to purchase Class A ordinary shares, par value $0.0001 per share, of SPAC (the “Class A Shares”), which Private Placement Warrants were acquired by Sponsor for an aggregate purchase price of $7,900,000, or $1.00 per Private Placement Warrant, in a private placement that occurred simultaneously with the completion of the IPO; and

WHEREAS, the Parties desire that (i) Sponsor sell, and Acquirer purchase, an aggregate of 2,650,000 Class B Shares and 7,900,000 Private Placement Warrants held by Sponsor (collectively, the “Transferred Securities”) for an aggregate purchase price of $1.00 plus Acquirer’s agreement to pay to Continental up to $150,000 for each Specified Extension Contribution and each Extension Contribution that becomes due after the Closing pursuant to, and in accordance with the terms of, the Investment Management Trust Agreement (the “Purchase Price”), (ii) prior to the Closing (as defined below), Sponsor and SPAC take all actions necessary to ensure that SPAC has fully satisfied, discharged and paid all of SPAC’s Liabilities (as defined below) incurred on or prior to the Closing Date (as defined below) that are not reflected on Schedule 9(k)(2), and (iii) at the Closing, Acquirer and SPAC enter into a joinder to (a) the Registration Rights Agreement and (b) the Insider Letter (collectively, the “Transaction”);

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Parties agree as follows:

1.                Sale and Purchase of Transferred Securities. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, immediately following the removal and replacement of SPAC’s existing officers with the persons designated by Acquirer pursuant to Section 5(a), Sponsor shall sell, assign, convey and deliver to Acquirer, and Acquirer shall purchase and accept from Sponsor, all of Sponsor’s right, title and interest in, to and under the Transferred Securities, free and clear of all mortgages, liens, pledges, charges, security interests, encumbrances or other adverse claims of any kind (collectively, “Liens”) other than Liens on transfer imposed under applicable securities laws.

In consideration for the sale of the Transferred Securities, Acquirer shall pay to Sponsor $1.00 in cash and shall pay to Continental $150,000 (a) on the Closing Date, for each Specified Extension Contribution (for a total of $450,000, in immediately available funds to such account as may be specified pursuant to the Investment Management Trust Agreement) and (b) on any other applicable due date for deposit by Continental into SPAC’s trust account as Extension Contributions as required pursuant to the Investment Management Trust Agreement. Sponsor shall deliver to Acquirer stock powers and/or other instruments of transfer as may be required by SPAC’s transfer agent to duly convey the Transferred Securities to Acquirer at the Closing. SPAC shall instruct its transfer agent to process the transfer of the Transferred Securities and shall cause its counsel to issue an opinion to the transfer agent that the sale of the Transferred Securities may be made without registration under the Securities Act of 1933, as amended (the “Securities Act”).

2.                SPAC Liabilities. Prior to the Closing, Sponsor and SPAC shall take all actions necessary to ensure that SPAC has fully satisfied, discharged and/or paid all of SPAC’s Liabilities incurred on or prior to the Closing Date, except as set forth on Schedule 9(k)(2).

3.                Relevant Shares.

(a)                   The Parties acknowledge that, after the sale and purchase set forth in Section 1 of this Agreement, Sponsor will retain 600,000 Class B Shares (the “Retained Shares,” and collectively with any Earnout Shares granted under Section 3(b) below, the “Relevant Shares”). Sponsor agrees that, to the extent that, in connection with SPAC’s initial Business Combination, the Acquirer agrees to forfeit, cancel, transfer, defer, amend or waive the terms of, or subject to earnout or lock-up or any other restriction (each, a “Restriction”) all or a portion of the Transferred Securities, Sponsor shall subject all of the Relevant Shares to the same Restriction, pro rata, based on the number of the Relevant Shares out of the total number of Class B Shares; provided, that if the Acquirer enters into any agreement that gives it the right, on an absolute or contingent basis, to earn back or restore the value or original terms of the Class B Shares that were the subject of any such Restriction, Sponsor shall be provided the same rights on a pro rata basis. In the event that Acquirer receives any economic benefit in exchange for its agreement to any Restriction or the amount of Class B Shares subject to such Restriction, the value of such benefit shall be taken into account with respect to the amount of Relevant Shares subject to such Restriction, with the intent of the Parties being that Sponsor shares in the benefits of the Business Combination with Acquirer on a pro rata basis.

In addition, in connection with SPAC’s initial Business Combination, Sponsor shall enter into any voting support agreement, lock-up agreement, registration rights agreement or other similar agreement that SPAC and Acquirer enter into on the same terms as the Acquirer. If Sponsor fails to comply with the foregoing agreements, Sponsor hereby irrevocably appoint Acquirer as his or its attorney in fact to execute and deliver any and all agreements and instruments necessary to effectuate such agreements. Sponsor agrees that it shall not transfer any Relevant Shares until the closing of SPAC’s initial Business Combination.

(b)                   The Parties further agree that after the Closing, to the extent that the Acquirer transfers any Class B Shares (such shares, “Committed Shares”) for the purpose of securing further extension of the period of time that SPAC can consummate its initial Business Combination (such extension, the “Further Extension”), or reducing the number of holder of Class A Shares electing to exercise its redemption rights in connection with any Further Extension, if the number of Class B Shares so transferred by the Acquirer is less than 1,000,000 Class B Shares, the Acquirer shall transfer to Sponsor, at the closing of the Business Combination, a number of additional Class B Shares equal to the product of (1) 1,000,000 minus the number of Committed Shares and (2) 0.5, rounded down to the nearest whole number (the “Earnout Shares”), provided that the number of Earnout Shares shall not exceed 250,000 Class B Shares in the aggregate; provided further that, if Acquirer uses only cash or other arrangements (excluding the use of Class B Shares) to secure the Further Extension, the amount of the Earnout Shares shall be 100,000 Class B Shares. For the avoidance of doubt, if Acquirer uses a combination of cash or other arrangements and Class B Shares to secure the Further Extension, Sponsor shall be entitled to receive Earnout Shares based on the number of Class B Shares transferred, in accordance with the formula above.

4.                Closing. The closing of the Transaction and the other transactions contemplated by this Agreement (the “Closing” and the date the Closing occurs, the “Closing Date”) will take place on the first business day following the satisfaction of the conditions to closing set forth in Section 7 of this Agreement or such other date agreed between the parties.

5.                Management.

(a)                   On or prior to the Closing Date, SPAC’s officers, namely Gerard Cremoux and Gerardo Mendoza, shall execute and deliver to Acquirer resignation letters, which letters shall take effect on the Closing Date. Upon the Closing, SPAC shall take such actions as necessary to effectuate the removal of SPAC’s existing officers and replacement with the persons designated by Acquirer.

(b)                   On or prior to the Closing Date, SPAC’s directors and managing directors shall execute and deliver to Acquirer resignation letters, so that effective as of the Closing, Gerard Cremoux, Eduardo Cortina, Hector Martinez, Miguel Olea, Michael J. McGuinness, Zain A. Manekia and Carole Philippe shall resign and be replaced by individuals designated by Acquirer (the “New Directors”) to be appointed by the remaining directors to SPAC Board as of the Closing and Murray Case, Juan Manuel Ordoñez, Roberto Rittes, Aron Schwarzkopf, Julio Serrano and Adam Wiaktor shall be informed of the dissolution of the SPAC advisory board. Upon the Closing, SPAC shall take such actions as necessary to effectuate the removal of SPAC’s existing directors and managing directors and replacement with the New Directors.

(c)                   Effective as of the Closing, access to SPAC’s bank account(s) shall be transferred to Acquirer and/or its designees.

6.                Other Covenants.

(a)                   Assignment of Registration Rights. On or prior to the Closing Date, Acquirer shall enter into a joinder to that certain Registration Rights Agreement dated as of January 24, 2022, by and among SPAC and each of the parties executing a signature page thereto (the “Registration Rights Agreement”) and, pursuant to such joinder, will receive the same rights and benefits with respect to the Transferred Securities as previously held by Sponsor.

(b)                   Insider Letter. On or prior to the Closing Date, Acquirer shall enter into a joinder to that certain Letter Agreement dated as of January 24, 2022, by and among SPAC, Sponsor and each of the officers and directors of SPAC (the “Insider Letter”) and, pursuant to such joinder, will be subject to the same obligations with respect to SPAC and the Transferred Securities as previously held by Sponsor.

(c)                   Delivery of Records. On the Closing Date, SPAC and/or Sponsor shall deliver to Acquirer all of SPAC’s organizational documents, minute and stock record books and the corporate seal, books of account, general, financial, tax and personnel records, invoices, shipping records, supplier lists, correspondence and other documents, records and files and computer software and programs to a location designated by Acquirer. Sponsor shall not retain copies of the foregoing, except for archiving and legal recordkeeping purposes.

(d)                   Amendment. SPAC shall, prior to the Closing, in accordance with the Articles and applicable law, cancel the meeting of its shareholders originally scheduled on September 21, 2023, originally scheduled for the purpose of approving the Amendment (the “Shareholder Meeting”).

(e)                   Further Extension Filing. As promptly as practicable after the execution of this Agreement, SPAC shall prepare a proxy statement filing with the SEC for the purpose of seeking shareholder approval to, among other things, amend the Articles and the Investment Management Trust Agreement, as applicable, to allow SPAC to extend the date by which it must consummate a Business Combination to the maximum deadline allowed under the Articles or law (the “Further Extension Filing”). Each of SPAC and Sponsor shall use its reasonable best efforts to cooperate with Acquirer to provide a draft of the Further Extension Filing to Acquirer as promptly as practicable prior to the Closing and shall target completing the requisite Further Extension Filing on or before the Closing; provided that the completion of the Further Extension Filing shall not be a condition to the Closing. The reasonable out-of-pocket costs of the Further Extension Filing incurred by SPAC prior to the Closing (the “Extension Costs”) shall be borne by the Acquirer, except where there is a failure of any of the conditions in Section 7(a) or this Agreement is terminated by Acquirer under Section 14(c).

(f)                    SEC Filings. Prior to the Closing, each of SPAC and Sponsor shall ensure SPAC has filed or furnished (as applicable) all forms, reports, schedules statements and documents with the SEC under the Securities Act or Exchange Act since its formation, except for SPAC’s quarterly report on Form 10-Q for the quarter ended June 30, 2023 (the “Form 10-Q”). As promptly as practicable after the Closing, Acquirer shall cause SPAC to prepare and file with the SEC the Form 10-Q; provided that, such obligation shall be conditioned upon and subject to (i) Acquirer receiving sufficient cooperation from Sponsor and Marcum LLP, and (ii) the receipt by Acquirer of the Certifications (as defined below). Acquirer shall provide Sponsor with reasonable opportunity to review the Form 10-Q and shall consider in good faith any comments to the Form 10-Q proposed by Sponsor. Following such review, Sponsor shall deliver to Acquirer the certifications of the chief executive officer and chief financial officer of SPAC substantially in the form attached hereto as Exhibit A (the “Certifications”). Prior to the filing of the Form 10-Q the SPAC shall not replace Marcum LLP as its independent accounting firm without the prior written consent of Sponsor. After the Closing, Sponsor shall reasonably cooperate and assist Acquirer and SPAC with respect to all filings of SPAC to comply with all applicable requirements of the Securities Act, Exchange Act, all other applicable securities laws and listing rules of Nasdaq as the case may be.

(g)                   Transfer. Provided that Acquirer uses commercially reasonable efforts to have the Form 10-Q filed as promptly as practicable with the SEC, if the Form 10-Q is not filed with the SEC by such date as may be required by Nasdaq to avoid de-listing, Sponsor shall, within two business days, transfer all of the Relevant Shares to Acquirer.

(h)                   Promissory Note. Prior to the Closing, SPAC and Sponsor shall cancel and terminate the promissory note dated April 23, 2023 (the “Promissory Note”) and Sponsor shall forgive and fully discharge all outstanding amounts under the Promissory Note as of the Closing Date.

(i)                    EarlyBird EL. Prior to the Closing, SPAC and Sponsor shall terminate the engagement letter with EarlyBird Capital, Inc. dated February 9, 2023 in connection with the de-SPAC financial advisor services (the “EarlyBird EL”). SPAC shall be released from and free of any claim, obligation or liabilities under the EarlyBird Capital EL before the Closing.

(j)                    No Agreements. SPAC shall not enter into any agreement or incur any liabilities of any kind after the date hereof through the Closing without the prior written consent of Acquirer.

(k)                   Other Expenses. The Parties agree to the additional agreements in respect of certain expenses set forth in Schedule 6(k).

(l)                    Other Assets. The Parties agree to the additional agreement in respect of certain assets set forth in Schedule 6(l).

7.                Conditions to Closing.

(a)                   The obligations of Acquirer to consummate the Transaction and the other transactions contemplated by this Agreement are subject to the satisfaction (or waiver by Acquirer) on or prior to the Closing of each of the following conditions precedent:

(i)                       the representations and warranties of SPAC and Sponsor set forth in Sections 9 and 10 of this Agreement, respectively, shall be true and correct as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date);

(ii)                     SPAC and Sponsor shall have performed, satisfied and complied with all covenants and agreements contained in this Agreement required to be so performed, satisfied or complied with as of the Closing;

(iii)                   SPAC and/or Sponsor shall have delivered evidence reasonably satisfactory to Acquirer that, as of the Closing Date, all liabilities or obligations (absolute, accrued, contingent or otherwise), other than the Liabilities set forth on Schedule 9(k)(2), have been paid or discharged;

(iv)                    Sponsor shall have executed and delivered to the Acquirer stock powers and/or other instruments of transfer duly conveying the Transferred Securities to Acquirer;

(v)                      SPAC shall have delivered to Acquirer the resignation of each officer and director of SPAC on the terms as set forth in Section 5 of this Agreement;

(vi)                    SPAC shall have delivered to Acquirer a copy of the joinder to the Registration Rights Agreement duly executed by SPAC;

(vii)                   SPAC shall have delivered to Acquirer a copy of the joinder to the Insider Letter duly executed by SPAC;

(viii)                  the Class A Shares and units of SPAC remain listed on The Nasdaq Stock Market LLC (“Nasdaq”) and SPAC has not received any notice from Nasdaq indicating non-compliance of Nasdaq listing rules other than with respect to the late filing of the Form 10-Q and the delisting of the SPAC’s warrants;

(ix)                    the Shareholder Meeting has been cancelled in accordance with the Articles, relevant Cayman laws and all other applicable laws;

(x)                      SPAC and Sponsor shall have terminated the EarlyBird EL; and

(xi)                    access to and authority over SPAC’s bank account(s) shall have been transferred to Acquirer and/or its designees.

(b)                   The obligations of SPAC and Sponsor to consummate the Transaction and the other transactions contemplated by this Agreement are subject to the satisfaction (or waiver by Sponsor) on or prior to the Closing of each of the following conditions precedent:

(i)                       the representations and warranties of Acquirer set forth in Section 11 of this Agreement shall be true and correct as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date);

(ii)                     Acquirer shall have performed, satisfied and complied in all respects with all covenants and agreements contained in this Agreement required to be so performed, satisfied or complied with as of the Closing;

(iii)                    Acquirer shall have delivered to Sponsor and SPAC a copy of the joinder to the Registration Rights Agreement, duly executed by the Acquirer; and

(iv)                    Acquirer shall have delivered to Sponsor and SPAC a copy of the joinder to the Insider Letter, duly executed by the Acquirer.

8.                Representations and Warranties of Sponsor. Sponsor makes the representations and warranties contained in this Section 8 as of the date hereof and as of the Closing Date to Acquirer, intending that Acquirer rely on each of such representations and warranties in order to induce Acquirer to enter into and consummate the Transaction.

(a)                   Corporate Existence and Power. Sponsor is a limited liability company duly organized, validly existing in good standing under the Laws of the State of Delaware. Sponsor has all requisite power, authority and capacity, corporate and otherwise, and all Permits and Consents necessary and required to carry on its business as presently conducted, except as would not prevent or materially delay the consummation of the transactions contemplated hereby.

(b)                   Authorization. The execution, delivery and performance by Sponsor of this Agreement and the consummation by Sponsor of the Transaction and the other transactions contemplated by this Agreement are within Sponsor’s powers and have been duly authorized by all necessary action on the part of Sponsor. The execution and delivery of this Agreement by each other Party, this Agreement constitutes a valid and binding agreement of Sponsor, enforceable against Sponsor in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the enforcement of rights of creditors generally and by general equitable principles.

(c)                   No Consents. No consent of any third party is necessary for the execution, delivery and performance of this Agreement and the consummation of the Transaction and the other transactions contemplated by this Agreement by Sponsor which shall not have been obtained prior to the Closing Date.

(d)                   No Governmental Authorization. The execution, delivery and performance of this Agreement and the consummation of the Transaction and the other transactions contemplated by this Agreement by Sponsor require no action by or in respect of, or filing or notice with, any governmental authority, other than compliance with any applicable requirements of the Securities Act, the Exchange Act, and any other applicable securities laws, whether state, federal or foreign.

(e)                   Non-contravention. The execution, delivery and performance of this Agreement and the consummation of the Transaction and the other transactions contemplated by this Agreement by Sponsor does not (i) contravene, conflict with, or result in a violation or breach of any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree binding upon or applicable to Sponsor or the Transferred Securities, (ii) contravene, conflict with, or result in a violation or breach of any provision of any agreement to which Sponsor is a party, (iii) require any consent or other action by any person under any material agreement or other instrument binding upon Sponsor or any material license, franchise, permit, certificate, approval or other similar authorization affecting the assets or business of Sponsor or the Transferred Securities, or (iv) result in the creation or imposition of any Lien on the Transferred Securities.

(f)                    Title to Transferred Securities. Sponsor has good and valid legal title to, and beneficial ownership of, the Transferred Securities. Upon the sale of the Transferred Securities, Acquirer will receive good and valid legal title to, and full beneficial ownership of, the Transferred Securities, free and clear of all Liens other than Liens on transfer imposed under applicable securities laws. Other than the Transferred Securities and Retained Securities, Sponsor has no other ownership interests in SPAC including any securities convertible or exchangeable into any ownership interests of SPAC.

(g)                   Litigation. There is no litigation or other administrative or judicial proceedings pending or, to Sponsor’s knowledge, threatened that would prevent Sponsor from selling the Transferred Securities to Acquirer, executing, delivering and performing this Agreement and consummating the Transaction and the other transactions contemplated by this Agreement by Sponsor.

(h)                   Finders’ and Advisory Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Sponsor who would be entitled to any fee or commission from Sponsor in connection with the transactions contemplated in this Agreement for which Acquirer or SPAC would be liable following the Closing.

9.                Representations and Warranties of SPAC. SPAC makes the representations and warranties contained in this Section 9 as of the date hereof and as of the Closing Date to Acquirer, intending that Acquirer rely on each of such representations and warranties in order to induce Acquirer to enter into and consummate the Transactions.

(a)                   Authorization. The execution, delivery and performance by SPAC of this Agreement and the consummation by SPAC of the Transaction and the other transactions contemplated by this Agreement are within SPAC’s powers and have been duly authorized by all necessary action on the part of SPAC, including any necessary action by security holders of SPAC. Assuming the due authorization, execution and delivery of this Agreement by each other Party, this Agreement is the valid and binding obligation of SPAC, enforceable against SPAC in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the enforcement of rights of creditors generally and by general equitable principles.

(b)                   Corporate Existence and Power. SPAC is an exempted company duly formed, validly existing and in good standing under the laws of the Cayman Islands and has all requisite powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted.

(c)                   No Consents. No consent of any third party is necessary for the execution, delivery and performance of this Agreement and the consummation of the Transaction and the other transactions contemplated by this Agreement by SPAC which shall not have been obtained prior to the Closing Date.

(d)                   No Governmental Authorization. The execution, delivery and performance of this Agreement and the consummation of the Transaction and the other transactions contemplated by this Agreement by SPAC require no action by or in respect of, or filing with, any governmental authority, other than compliance with any applicable requirements of the Securities Act, Exchange Act and any other applicable securities laws, whether state, federal or foreign, all of which actions or filings will be timely made.

(e)                   Non-contravention. The execution, delivery and performance of this Agreement and the consummation of the Transaction and the other transactions contemplated by this Agreement by SPAC do not (i) contravene, conflict with, or result in a violation or breach of any provision of the Articles or any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree binding upon or applicable to SPAC or the Transferred Securities, (ii) contravene, conflict with, or result in a violation or breach of any provision of any written agreement to which SPAC is a party, (iii) require any consent or other action by any person under any material agreement or other instrument binding upon SPAC or any material license, franchise, permit, certificate, approval or other similar authorization affecting the assets or business of SPAC, or (iv) result in the creation or imposition of any Lien on the Transferred Securities.

(f)                    SEC Filings. Other than the delayed filing of the Form 10-Q, SPAC has filed or furnished (as applicable) all forms, reports, schedules statements and documents with the SEC under the Securities Act or Exchange Act since its formation (the “SPAC SEC Documents”). As of its filing date, each SPAC SEC Document complied or will comply, as the case may be, as to form and content in all material respects with the applicable requirements of the Securities Act, Exchange Act, and all other applicable securities laws as the case may be, and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Neither SPAC nor Sponsor is aware of, or in possession of, any information or facts that could delay, adversely impact or hinder the successful filing of the Form 10-Q in compliance with the Exchange Act and any other applicable securities laws following the Closing.

(g)                   Capitalization. Except as contemplated by this Agreement or as disclosed in the SPAC SEC Documents, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of SPAC is authorized or outstanding, (ii) there is not any commitment or offer of SPAC to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of SPAC and (iii) SPAC has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. No person is entitled to any right of first offer, right of first refusal, preemptive or similar right with respect to the issuance of any securities of SPAC and, except as set forth in this Agreement or in the SPAC SEC Documents, no person is entitled to or any rights with respect to the registration of any securities of SPAC under the Securities Act.

(h)                   Listing. SPAC’s Class A Shares and units are listed on Nasdaq. The SPAC’s warrants were delisted from Nasdaq on August 25, 2023. Other than the warrant delisting or the SPAC SEC Documents, there is no action or proceeding pending, or to the SPAC’s knowledge, threatened against SPAC by Nasdaq with respect to any intention by such entity to prohibit or terminate the listing of SPAC’s securities on Nasdaq.

(i)                    Contracts. The SPAC SEC Documents and Schedule 9(i) hereto contain a complete list of all contracts of SPAC which will survive the Closing Date (“SPAC Contracts”). True and correct copies of the SPAC Contracts have been made available to Acquirer (including, without limitation, through filing on EDGAR), together with all amendments, exhibits, attachments, waivers or other changes thereto.

(j)                    No Material Change. Since March 31, 2023, there has not been any material change in the capital, assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of SPAC from the capital, assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of SPAC disclosed in the SPAC SEC Documents.

(k)                   Liabilities. Schedule 9(k)(1) hereto contains true and correct details (including the relevant creditor or payee, due date and amounts) of unpaid invoices, loans, accounts payable, expenses and other liabilities (whether accrued, contingent, ongoing or otherwise) (collectively, the “Liabilities”) of SPAC as of the Effective Date. SPAC has, and shall have, no Liabilities as of the Effective Date or Closing Date other than the Liabilities identified on Schedule 9(k)(2). As of the Closing, the total available cash in the accounts of SPAC (excluding the cash in the trust account) shall exceed the total amount of expenses and Liabilities of SPAC (the amount of such excess as of Closing, the “Cash Excess Amount”), including, without duplication, (i) accounts payable, (ii) incurred or other ongoing expenses, and (iii) the Liabilities disclosed to Acquirer in Schedule 9(k)(2) and the SPAC SEC Documents (but excluding the Extension Costs). Each of SPAC and Sponsor is not aware of any facts or circumstances, that would reasonably be expected to give rise to any liability of SPAC, which has not been disclosed.

(l)                    Finders’ and Advisory Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of SPAC who would be entitled to any fee or commission from SPAC in connection with the Transactions for which Acquirer or SPAC would be liable after the Closing Date.

(m)                 Reimbursable Expenses. There are no outstanding loans or reimbursable expenses owed by SPAC to Sponsor, SPAC’s officers or directors or any affiliate thereof and no other amounts are, or to SPAC’s knowledge will, after the Effective Date, be payable by SPAC to Sponsor, SPAC’s officers or directors or any affiliate thereof related to any services provided to SPAC.

(n)                   No Proceedings. There are no actions, suits, proceedings or inquiries pending or, to SPAC’s knowledge, threatened against or affecting SPAC at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality which in any manner adversely affects, or may in any manner adversely affect, the business, operations, capital, assets, liabilities and obligations (absolute, accrued, contingent or otherwise), condition (financial or otherwise) or results of operations of SPAC or which may affect the sale of the Transferred Securities.

(o)                   Cash Accounts. Schedule 9(o) hereto contains true and correct details of any and all cash accounts of SPAC as of the Effective Date. SPAC will deliver an updated statement as to the cash balance on the Closing Date.

(p)                   Waiver Letters. The waiver letters dated September 8, 2023 and September 19, 2023 delivered by BofA Securities, Inc. (“BofA”) and Banco BTG Pactual S.A. (“BTG”), respectively, as underwriters to the IPO, to SPAC, are correct, accurate and in full force and waive BofA’s and BTG’s entitlement to the payment of the deferred underwriting fees which would be owed to them upon consummation of a Business Combination pursuant to that certain Underwriting Agreement dated January 24, 2022, between SPAC, BofA and BTG (collectively, the “Waiver Letters”), and SPAC is not aware of any withdrawal, revocation, amendment, modification or any event or situation that may invalidate the Waiver Letters.

10.             Representations and Warranties of Acquirer. Acquirer makes the representations and warranties contained in this Section 10 as of the date hereof to Sponsor and SPAC, intending that Sponsor and SPAC rely on each of such representations and warranties in order to induce Sponsor and SPAC to enter into and consummate the Transactions.

(a)                   Authorization. The execution, delivery and performance by Acquirer of this Agreement and the consummation by Acquirer of the Transaction and the other transactions contemplated by this Agreement are within Acquirer’s power and have been duly authorized by all necessary action. Assuming the due authorization, execution and delivery of this Agreement by each other Party, this Agreement constitutes a valid and binding agreement of Acquirer, enforceable against Acquirer in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the enforcement of rights of creditors generally and by general equitable principles.

(b)                   No Governmental Authorization. The execution, delivery and performance by Acquirer of this Agreement and the consummation by Acquirer of the Transaction and the other transactions contemplated by this Agreement require no action by or in respect of, or filing with, any governmental authority, other than compliance with any applicable requirements of the Securities Act, the Exchange Act, and any other applicable securities laws, whether state, federal or foreign.

(c)                   Investment Representations.

(i)                       Acknowledgment. Acquirer understands and agrees that the Transferred Securities have not been registered under the Securities Act or the securities laws of any state of the U.S. and that the sale of the Transferred Securities will be effected in reliance upon one or more exemptions from registration afforded under the Securities Act. Acquirer acknowledges and agrees that the Transferred Securities may not be offered, resold, transferred, pledged or otherwise disposed of by Acquirer absent an effective registration statement under the Securities Act, except (i) to SPAC or a subsidiary thereof, (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act (including without limitation a private resale pursuant to so called “Section 4(a)1 1/2”), or (iii) in an ordinary course pledge such as a broker lien over account property generally, and, in each of clauses (i)-(iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or account entries representing the Transferred Securities will contain a restrictive legend to such effect. Acquirer acknowledges and agrees that the Transferred Securities will be subject to these securities law transfer restrictions, and as a result of these transfer restrictions, Acquirer may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Transferred Securities and may be required to bear the financial risk of an investment in the Transferred Securities for an indefinite period of time. Acquirer acknowledges that the Transferred Securities will not be immediately eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year following the filing of certain required information with the SEC after the closing of a Business Combination. Acquirer acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Transferred Securities.

(ii)                     Status. Acquirer is an “accredited investor” as defined in Rule 501 promulgated under the Securities Act. Acquirer has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of the Transferred Securities and of making an informed investment decision, and has conducted a review of the business and affairs of SPAC that it considers sufficient and reasonable for purposes of purchasing the Transferred Securities. Acquirer understands that the Transferred Securities will be sold to Acquirer in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Acquirer set forth in this Agreement, in order that Sponsor may determine the applicability and availability of the exemptions from registration on which Sponsor is relying.

(iii)                    Purchase for Own Account. Acquirer is purchasing the Transferred Securities for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. Acquirer has no present intention of selling, granting any participation in, or otherwise distributing the Transferred Securities. Acquirer does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Transferred Securities.

(d)                   Acquirer Review. Acquirer has reviewed the SPAC SEC Documents, including the exhibits thereto. Acquirer is not relying on any other information concerning SPAC or the Transferred Securities in connection with acceptance of the Transferred Securities, other than as set forth herein.

(e)                   Finders’ and Advisory Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Acquirer who would be entitled to any fee or commission from SPAC in connection with the transactions contemplated in this Agreement for which Sponsor would be liable.

11.             Release. Sponsor hereby irrevocably releases SPAC and each of its officers, directors and shareholders from any claims that Sponsor may have now or in the future, whether contractual, statutory or otherwise, against any of SPAC, its officers, directors or shareholders relating to (i) the formation of SPAC, (ii) the operation of SPAC (including agreements, loans, convertible debt or other arrangements between Sponsor and SPAC) up to the Closing and (iii) the dismissal of Sponsor or any of its officers, directors or employees as an officer, director or employee of SPAC, as applicable. SPAC hereby irrevocably releases Sponsor and each of its officers, managers and members from any claims that SPAC may have now or in the future, whether contractual, statutory or otherwise, against any of Sponsor, its officers, managers or members relating to (i) the formation of SPAC, (ii) the operation of SPAC (including agreements, loans, convertible debt or other arrangements between Sponsor and SPAC) up to the Closing and (iii) Sponsor’s ownership of the Transferred Securities.

12.             Indemnification and Exculpation. After the Closing, Sponsor shall indemnify, reimburse and hold harmless the Acquirer for all liabilities, losses, damages, costs (including legal costs), expenses, claims, interest, awards, judgments and penalties (collectively, “Damages”) suffered or incurred by the Acquirer or its affiliates arising out of or in connection with (1) a breach of the representations and warranties provided in Sections 8 and 9 of this Agreement and the covenants provided in Sections 5 and 6, and (2) any actions, suits, or proceedings brought or initiated by the public shareholders of SPAC against SPAC or Sponsor in connection with the delay in making the Specified Extension Payments (the “Shareholders Litigation”). After the Closing, Acquirer shall indemnify, reimburse and hold harmless the Sponsor for all Damages suffered or incurred by the Sponsor or its affiliates arising out of or in connection with a breach of the representations and warranties provided in Section 10 of this Agreement and the covenants provided in this Agreement. Notwithstanding the foregoing, (I) Acquirer shall not be entitled to receive any indemnification from Sponsor unless the total Damages incurred by Acquirer exceeds the amount of the Cash Excess Amount, and then the recoverable amount shall be limited to only the amount of Damages that exceeds the Cash Excess Amount, and (II) any claim for indemnification with respect to any Shareholders Litigation shall only be satisfied by a transfer to Acquirer of the applicable portion of the Relevant Shares, with the value assigned to each of the Relevant Shares being (a) $10, in the case of a claim made prior to the closing of Business Combination or (b) the closing price reported on Bloomberg of each Relevant Share (or share into which each Relevant Share is converted) on the last trading day before the date of the claim, in each case, of a claim made after the closing of a Business Combination; provided that, this limitation shall not apply to a claim for indemnification by Acquirer against Sponsor with respect to any Shareholders Litigation if all of the Relevant Shares have been transferred to Acquirer in accordance with Section 6(g). The Cash Excess Amount shall only be used to pay bona fide expenses of the SPAC in pursuit of or in connection with a Business Combination, and in connection with any claim hereunder, the use of the Cash Excess Account shall be subject to reasonable review of the Sponsor. The indemnification provisions set forth in this Section 12 shall be the sole and exclusive post-Closing remedy available to any Party in respect of the Transactions and the other transactions contemplated by this Agreement, including with respect to any breach of any representation, warranty, covenant or agreement in this Agreement.

SPAC shall renew or otherwise extend its current directors’ and officers’ liabilities insurance policy to the expiration date of SPAC, if and to the extent extended. All rights to exculpation or indemnification for acts or omissions occurring through the date hereof now existing in favor of any of the officers and directors of SPAC prior to the consummation of the Transactions will survive the execution of this Agreement and the Closing and will continue in full force and effect in accordance with their terms and will not be amended by SPAC to eliminate or reduce such rights except to the extent required by law.

13.             Further Assurances. Each Party agrees that it will execute and deliver, or cause to be executed and delivered, on or after the date of this Agreement, all such other documents and instruments as are reasonably required for the performance of such Party’s obligations hereunder and will take all commercially reasonable actions as may be necessary to consummate the Transaction and the other transactions contemplated by this Agreement and to effectuate the provisions and purposes hereof. In addition, without limiting the foregoing, Sponsor shall reasonably cooperate with SPAC and Acquirer with respect to all filings that SPAC or Acquirer elect to make or are required by law to make in connection with the Transaction and the other transactions contemplated by this Agreement.

14.             Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing: (a) by written consent of SPAC, Sponsor and Acquirer, (b) if the Closing has not occurred on or prior to October 6, 2023, (c) by written notice to Sponsor and SPAC from Acquirer if there is any breach of representation, warranty, or covenant of Sponsor and/or SPAC such that the conditions specified in Section 7 of this Agreement would not be satisfied at the Closing, and (d) by written notice to Acquirer from Sponsor or SPAC if there is any breach of representation, warranty, or covenant of Acquirer such that the conditions specified in Section 7 of this Agreement would not be satisfied at the Closing. In the event of the termination of this Agreement, this Agreement shall become void and of no further force or effect without liability of any Party (or any shareholder, director, officer, employee, affiliate, agent, consultant or representative of such Party) to the other Parties hereto; provided that, if such termination shall result from the willful and material breach by a Party of its covenants and agreements hereunder or actual intentional fraud or willful and material breach in connection with the transactions contemplated by this Agreement, such Party shall not be relieved of liability to the other Parties for any such willful and material breach or actual intentional fraud occurring prior to such termination. The provisions of Sections 11, 12, 13, 14 and 15 will survive any termination of this Agreement.

15.             Miscellaneous.

(a)                   Entire Agreement. This Agreement contains the entire agreement between the Parties and supersedes any previous understandings, commitments or agreements, oral or written, with respect to the subject matter hereof. No modification of this Agreement or waiver of the terms and conditions hereof shall be binding upon either Party, unless mutually approved in writing.

(b)                   Severability. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such provision(s) had never been contained herein, provided that such provision(s) shall be curtailed, limited or eliminated only to the extent necessary to remove the invalidity, illegality or unenforceability in the jurisdiction where such provisions have been held to be invalid, illegal, or unenforceable.

(c)                   Titles and Headings. The titles and section headings in this Agreement are included strictly for convenience purposes.

(d)                   No Waiver. It is understood and agreed that no failure or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

Except as otherwise expressly provided herein, any and all remedies provided herein will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.

(e)                   Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to its conflicts of laws rules. Each Party (i) irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the Borough of Manhattan, New York, New York (collectively, the “Courts”), for purposes of any action, suit or other proceeding arising out of this Agreement; and (ii) agrees not to raise any objection at any time to the laying or maintaining of the venue of any such action, suit or proceeding in any of the Courts, irrevocably waives any claim that such action, suit or other proceeding has been brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such action, suit or other proceeding, that such Court does not have any jurisdiction over such Party. Any Party may serve any process required by such Courts by way of notice.

(f)                    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(g)                   Counterparts. This Agreement may be executed in counterparts (delivered by email or other means of electronic transmission), each of which shall be deemed an original and which, when taken together, shall constitute one and the same document.

(h)                   Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by email or other electronic means, with affirmative confirmation of receipt, (iii) one business day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) business days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses or at such other address for a Party as shall be specified by like notice.

If to Acquirer:	Chenghe Investment I Limited

38 Beach Road #29-11

South Beach Tower

Singapore

Attention: Richard Qi Li

Email: richard.li@chenghecap.com

With a copy, which shall not constitute notice, to:

White & Case LLP

1221 Avenue of the Americas

New York, NY 10020

Attention: Joel Rubinstein

   Jessica Zhou

   Steven Sha

Email: joel.rubinstein@whitecase.com

jessica.zhou@whitecase.com

steven.sha@whitecase.com

If to SPAC or Sponsor:	LatAmGrowth SPAC

Pedregal 24

8th Floor

Molino del Rey

Mexico City, Mexico

Attention: Gerard Cremoux

Email: cremoux@latamg.com

With a copy, which shall not constitute notice, to:

Shearman & Sterling LLP

2601 Olive St., 17th Floor

Dallas, TX 75201

Attn: Robert Cardone

Email: robert.cardone@shearman.com

(i)                    Binding Effect; No Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other Parties, and any assignment without such consent shall be null and void; provided that no such assignment shall relieve the assigning Party of its obligations hereunder.

(j)                    Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any Party in connection with the transactions contemplated hereby shall create any rights in or be deemed to have been executed for the benefit of, any person or entity that is not a Party hereto or thereto or a successor or permitted assign of such a Party, except as provided in Schedule 6(k).

(k)                   Specific Performance. Each Party acknowledges that the rights of each Party to consummate the transactions contemplated hereby are unique, recognizes and affirms that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Parties may have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by an applicable Party in accordance with their specific terms or were otherwise breached. Accordingly, each Party shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

(l)                    Expenses. Sponsor shall pay the expenses incurred by Sponsor and SPAC in connection with this Agreement and the transactions contemplated hereby, whether or not such transactions are consummated, including all fees of its legal counsel and other advisors. Acquirer shall pay the expenses incurred by Acquirer in connection with this Agreement and the transactions contemplated hereby, whether or not such transactions are consummated, including all fees of its legal counsel and other advisors.

(m)                 Survival of Representations, Warranties and Covenants. The representations, warranties, covenants, obligations or other agreements in this Agreement or in any certificate, statement or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, shall survive the Closing.

(n)                   Injunctive Relief. It is hereby understood and agreed that damages shall be an inadequate remedy in the event of a breach by any Party of any covenants or obligations herein, and that any such breach by a Party will cause the other Parties great and irreparable injury and damage. Accordingly, the breaching Party agrees that the other Parties shall be entitled, without waiving any additional rights or remedies otherwise available to such other Parties at law or in equity or by statute, to injunctive and other equitable relief in the event of a breach or intended or threatened breach by the breaching Party of any of said covenants or obligations.

[remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered, all as of the Effective Date.

ACQUIRER:

Chenghe Investment I Limited

By:	/s/ Richard Qi Li
Name:	Richard Qi Li
Title:	Director

 [Signature Page to Securities Purchase Agreement]

SPAC:

LatAmGrowth SPAC

By:	/s/ Gerard Cremoux
Name:	Gerard Cremoux
Title:	Chief Executive Officer

SPONSOR:

LatAmGrowth Sponsor LLC

By:	/s/ Gerard Cremoux
Name:	Gerard Cremoux
Title:	Manager

 [Signature Page to Securities Purchase Agreement]

Exhibit A

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Gerard Cremoux, certify that:

1)	I have reviewed this Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 of LatAmGrowth SPAC;

2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3)	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4)	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a.	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5)	The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a.	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

By:
Name:	Gerard Cremoux
Title:	Chief Financial Officer

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Gerard Cremoux, certify that:

1)	I have reviewed this Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 of LatAmGrowth SPAC;

2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3)	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4)	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a.	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5)	The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a.	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b.	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

By:
Name:	Gerard Cremoux
Title:	Chief Executive Officer

Exhibit 99.1

FOR IMMEDIATE RELEASE

LatAmGrowth SPAC Announces Adjournment of Extraordinary General Meeting

New York, NY– October 4, 2023, LatAmGrowth SPAC, a Cayman Islands exempt company (“we”, “us”, “our”, or the “Company”), today announced that the extraordinary general meeting originally scheduled for September 21, 2023, and previously adjourned to September 28, 2023, and further adjourned to October 5, 2023 (the “Extraordinary General Meeting”) has been cancelled and is permanently adjourned. The Extraordinary General Meeting had been previously called to vote on resolutions:

1.       to permit the Company to liquidate and wind up early by approving, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association to (i) advance the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities from November 27, 2023 to the date after the Extraordinary General Meeting and (ii) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account prior to redeeming the Public Shares in connection with the Extraordinary General Meeting in order to pay dissolution expenses of the Company; and

2.       to approve, as a special resolution, Amendment No. 2 to the Trust Agreement to allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the trust account established by the Trust Agreement prior to redeeming the Public Shares in connection with the Extraordinary General Meeting in order to pay dissolution expenses of the Company.

In connection with the Extraordinary General Meeting, certain shareholders have tendered their public shares to Continental Stock Transfer & Trust Company (the “Transfer Agent”) for redemption. The Company will instruct the Transfer Agent to return the public shares to the persons who tendered them for redemption.

About LatAmGrowth SPAC

The Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company intends to focus its search on high growth companies in Latin America, including Brazil, as well as businesses in the United States that cater to the Hispanic community: (1) with significant technological advantages, and/or (2) that are well positioned to benefit from the favorable structural and secular trends of the emerging middle class.

Contacts

Investors

LatAmGrowth SPAC

Gerard Cremoux

Chief Executive Officer & Chief Financial Officer

cremoux@latamg.com